UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report
(Date of earliest
event reported): June 14, 2016

Harley-Davidson Motorcycle Trust 2016-A

(Exact name of Issuing Entity as specified in its charter)

(Central Index Key Number of Issuing Entity: 0001675887)

Harley-Davidson Customer Funding Corp.

(Exact name of Depositor as specified in its charter)

(Central Index Key Number of Depositor: 0001114926)

Harley-Davidson Credit Corp.

(Exact name of Sponsor as specified in its charter)

(Central Index Key Number of Sponsor: 0001033232)

Nevada	333-208825	36-4396302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3850 Arrowhead Drive, Carson City, Nevada 89706

(Address of principal executive offices, including zip code)

(775) 886-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 6.05                                           Securities Act Updating Disclosure

On June 15, 2016, Harley-Davidson Motorcycle Trust 2016-A (the “Trust”) will issue $56,700,000 of 0.59000% Class A-1 Motorcycle Contract Backed Notes (the “Class A-1 Notes”), $96,000,000 of 1.09% Class A-2 Motorcycle Contract Backed Notes (the “Class A-2 Notes”), $96,000,000 of 1.34% Class A-3 Motorcycle Contract Backed Notes (the “Class A-3 Notes”), $40,730,000 of 1.61% Class A-4 Motorcycle Contract Backed Notes (the “Class A-4 Notes”), and $10,570,000 of 2.71% Class B Motorcycle Contract Backed Notes (the “Class B Notes”).  The Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and the Class B Notes were offered and will be sold pursuant to the Prospectus dated June 7, 2016 (the “Prospectus”) filed with the Securities and Exchange Commission (the “SEC”) pursuant to Rule 424(b)(5) and relating to registration statement number 333-208825.

Set forth below is information as of May 31, 2016, the “cutoff date” (except as otherwise noted), regarding the characteristics of the final pool of contracts to be transferred to the Trust on June 15, 2016.

COMPOSITION OF THE

POOL OF CONTRACTS

(AS OF THE CUTOFF DATE)

Pool Balance	$301,811,247.54
Number of Contracts	18,343
Average Principal Balance	$16,453.76
Principal Balance of Contracts (Range)	$800.98 to $51,144.92
Weighted Average Contract Interest Rate	6.250%
(Range)	0.990% to 11.000%
Weighted Average Original Term (in months)	70
(Range)	24 to 84
Weighted Average Remaining Term (in months)	61
(Range)	9 to 80
Weighted Average FICO® Score(1)	751
FICO® Score (Range)(1)	670 to 850
No Down Payment(2)	18.73%
Down Payment less than 10%(2) (3)	11.38%
New Motorcycle at Origination(2)	76.35%
Used Motorcycle at Origination(2)	23.65%

(1)	As of origination.
(2)	As a percentage of the pool balance of the pool of contracts.
(3)	Excludes certain contracts with down payments less than 10%, but within $100 of 10%, of the sales price of the motorcycle and related parts and accessories. Excludes contracts with no down payment.

GEOGRAPHIC CONCENTRATION

OF THE POOL OF CONTRACTS

(AS OF THE CUTOFF DATE)

State(1)	Principal Balance Concentration

Texas	9.70%
California	9.25%
Florida	8.32%

(1)	As of the cutoff date, no other state or geographic area represented more than 5.00% of the pool balance of the pool of contracts.

No other state or geographic area represented more than 5.00% of the pool balance of the pool of contracts as of the cutoff date.

The pool of contracts has the following characteristics:

•                  the latest scheduled payment of any contract as of the cutoff date is due no later than July 28, 2023;

•                  as of the cutoff date, 100.00% of the pool balance of the pool of contracts was attributable to contracts that had at least one payment made by the cutoff date;

•                  as of the cutoff date, approximately 76.35% of the pool balance of the pool of contracts was attributable to loans to purchase motorcycles that were new, and approximately 23.65% of the pool balance of the pool of contracts was attributable to loans to purchase motorcycles that were used, at the time the related contract was originated;

•                  100% of the pool balance of the pool of contracts are attributable to loans to purchase motorcycles manufactured by Harley-Davidson Motor Company;

•                  the contracts in the pool of contracts have a contract interest rate of at least 0.990% per annum and not more than 11.000% per annum, and the weighted average contract interest rate of the pool of contracts as of the cutoff date was approximately 6.250% per annum (see Table 1 in Exhibit 99.1);

•                  the contracts in the pool of contracts had remaining terms, as of the cutoff date, of at least 9 months but not more than 80 months and original terms (not including any initial deferral period) of at least 24 months but not more than 84 months (See Tables 2 and 3 in Exhibit 99.1);

•                  the contracts in the pool of contracts had a weighted average remaining term to maturity as of the cutoff date of approximately 61 months, and a weighted average original term to maturity of approximately 70 months;

•                  as of the cutoff date, the average outstanding principal balance per contract in the pool of contracts was approximately $16,453.76, and the outstanding principal balances on the contracts in the pool of contracts ranged from $800.98 to $51,144.92 (see Table 4 in Exhibit 99.1);

•                  the contracts in the pool of contracts arose from loans to obligors located in the United States and U.S. military bases.  Obligors located in the following states accounted for the following approximate amounts expressed as a percentage of the pool balance of the pool of contracts as of the cutoff date: 9.70% in Texas, 9.25% in California, and 8.32% in Florida (see Table 5 in Exhibit 99.1).  No other state or geographic area represented more than 5.00% of the pool balance of the pool of contracts as of the cutoff date; and

•                  as of the cutoff date, the weighted average FICO® score as of the date of origination of obligors in respect of the pool of contracts was approximately 751, and the FICO® scores as of the date of origination of obligors in respect of the pool of contracts ranged from 670 to 850 (see Table 6 in Exhibit 99.1);

•                  as of the cutoff date, 100% of the pool balance of the pool of contracts was attributable to loans originated by Eaglemark Savings Bank; and

•                  as of the cutoff date, approximately 72.19% of the pool balance of the pool of contracts was attributable to loans evidenced by contracts originated as electronic contracts.

Certain contracts may have been originated under one of the following incentive financing programs offered by Eaglemark Savings Bank or the seller in connection with the retail purchase of new or used Harley-Davidson® motorcycles:

•                  low contract interest rate;

•                  no down payment;

•                  no down payment and low contract interest rate;

•                  deferred first payment, in which the first payment on a contract is deferred generally for a period of up to 120 days (but in certain limited instances, as many as 210 days) and no interest accrues under such contract generally for a period of up to 90 days (but in certain limited instances, as many as 180 days);

•                  no down payment and deferred first payment (as described above); and

•                  certain other financing programs.

Contracts originated under a no down payment financing program (which may include a no down payment offer in conjunction with another incentive financing program) constituted approximately 46.22% of the pool balance of the pool of contracts as of the cutoff date.  While such contracts were originated under a no down payment financing option, many obligors elected to make a down payment (contracts originated under a no down payment financing program and with respect to which no down payment was made constituted approximately 18.73% of the pool balance of the pool of contracts as of the cutoff date).  Contracts with respect to which a down payment that was less than 10% was made constituted approximately 11.38% of the pool balance of the pool of contracts as of the cutoff date.  Contracts originated under a promotional rate program (which may include a promotional rate offer in conjunction with another incentive financing program) constituted approximately 54.61% of the pool balance of the pool of contracts as of the cutoff date.  No other incentive financing program represented more than 0.06% of the pool balance of the pool of contracts as of the cutoff date.

The tables attached hereto as Exhibit 99.1 describe the following characteristics of the pool of contracts as of the cutoff date: the distribution by contract interest rate, the distribution by remaining term to maturity, the distribution by original term to maturity, the distribution by outstanding principal balance, the geographic distribution and the distribution by FICO® score as of the date of contract origination.

The initial pool balance as of the cutoff date will exceed the aggregate principal amount of the notes on the closing date by $1,811,247.54, which is approximately 0.60% of the initial pool balance.  Overcollateralization will be available to absorb losses on the contracts that are not otherwise covered by excess collections on or in respect of the contracts, if any.

The initial balance of the reserve fund will be 0.25% of the initial pool balance.  The amount required to be on deposit in the reserve fund on each payment date will be $754,528.12.

The following table illustrates the aggregate outstanding principal balance of the pool of contracts as of the cutoff date and the minimum initial balance of the reserve fund as of the closing date:

Contracts	$301,811,247.54
Reserve Fund	$754,528.12
Total	$302,565,775.66

The following table illustrates the expected capitalization of the issuing entity as of the closing date:

Class A-1 notes	$56,700,000.00
Class A-2 notes	$96,000,000.00
Class A-3 notes	$96,000,000.00
Class A-4 notes	$40,730,000.00
Class B notes	$10,570,000.00
Certificates	$1,811,247.54
Total	$301,811,247.54

The amount shown for the certificates is the minimum initial level of overcollateralization.  The holders of the certificates will be entitled to receive amounts representing the remaining overcollateralization and any remaining amounts in the reserve fund after payment of all amounts owing on the notes.

Item 8.01.             Other Events.

Harley-Davidson Customer Funding Corp. is filing final execution copies of the agreements listed below as exhibits to this Current Report on Form 8-K in connection with its filing with the SEC of the Prospectus described above in Item 6.05. See “Item 9.01. Financial Statements and Exhibits.”

Item 9.01.                                        Financial Statements and Exhibits.

(a)           Not Applicable.

(b)           Not Applicable.

(c)           Not Applicable.

(d)           Exhibits.

(4.2)                       Indenture, dated as of June 1, 2016, between the Harley-Davidson Motorcycle Trust 2016-A and The Bank of New York Mellon Trust Company, N.A.

(4.3)                       Asset Representations Review Agreement, dated as of June 1, 2016, among Harley-Davidson Credit Corp., Harley-Davidson Motorcycle Trust 2016-A and Clayton Fixed Income Services LLC.

(10.1)                Transfer and Sale Agreement, dated as of June 1, 2016, between Harley-Davidson Customer Funding Corp. and Harley-Davidson Credit Corp.

(10.2)                Sale and Servicing Agreement, dated as of June 1, 2016, among Harley-Davidson Motorcycle Trust 2016-A, Harley-Davidson Motorcycle Grantor Trust 2016-A, Harley-Davidson Customer Funding Corp., Harley-Davidson Credit Corp., and The Bank of New York Mellon Trust Company, N.A.

(10.3)                Administration Agreement, dated as of June 1, 2016, among the Harley-Davidson Motorcycle Trust 2016-A, Harley-Davidson Motorcycle Grantor Trust 2016-A, Harley-Davidson Customer Funding Corp., Harley-Davidson Credit Corp., and The Bank of New York Mellon Trust Company, N.A.

(99.1)                Tables showing the following characteristics of the pool of contracts as of May 31, 2016 (the “cutoff date”): the distribution by contract interest rate, the distribution by remaining term to maturity, the distribution by original term to maturity, the distribution by outstanding principal balance, the geographic distribution, and the distribution by FICO® score as of the date of contract origination.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARLEY-DAVIDSON CUSTOMER FUNDING CORP.

Date: June 14, 2016	By:	/s/ James Darrell Thomas
James Darrell Thomas
Vice President, Treasurer and Assistant Secretary

HARLEY-DAVIDSON CUSTOMER FUNDING CORP.

Exhibit Index to Current Report on Form 8-K

Dated June 14, 2016

Exhibit Number

(4.2)	Indenture, dated as of June 1, 2016, between the Harley-Davidson Motorcycle Trust 2016-A and The Bank of New York Mellon Trust Company, N.A.

(4.3)	Asset Representations Review Agreement, dated as of June 1, 2016, among Harley-Davidson Credit Corp., Harley-Davidson Motorcycle Trust 2016-A and Clayton Fixed Income Services LLC.

(10.1)	Transfer and Sale Agreement, dated as of June 1, 2016, between Harley-Davidson Customer Funding Corp. and Harley-Davidson Credit Corp.

(10.2)

Sale and Servicing Agreement, dated as of June 1, 2016, among Harley-Davidson Motorcycle Trust 2016-A, Harley-Davidson Motorcycle Grantor Trust 2016-A, Harley-Davidson Customer Funding Corp., Harley-Davidson Credit Corp., and The Bank of New York Mellon Trust Company, N.A.

(10.3)

Administration Agreement, dated as of June 1, 2016, among the Harley-Davidson Motorcycle Trust 2016-A, Harley-Davidson Motorcycle Grantor Trust 2016-A, Harley-Davidson Customer Funding Corp., Harley-Davidson Credit Corp., and The Bank of New York Mellon Trust Company, N.A.

(99.1)

Tables showing the following characteristics of the pool of contracts as of May 31, 2016 (the “cutoff date”): the distribution by contract interest rate, the distribution by remaining term to maturity, the distribution by original term to maturity, the distribution by outstanding principal balance, the geographic distribution, and the distribution by FICO® score as of the date of contract origination.